Exhibit 15(b)3 - Financial Projections
FINANCIAL PROJECTIONS
Prospective Investors are cautioned that these financial projections are "forward looking statements" and should not be relied upon to decide whether or not to invest. These statements, and all financial projections are based on our Managers belief as to possible performance and are not a guarantee that such performance can or will be achieved. Much of these tables and graphs represent our projections for the first 12 months of operation.  Additional information is also provided in a detailed 5-year projection spreadsheet that represents our Manager's and our best estimate projections and also constitute forward looking statements and should also not be relied upon to decide whether or not to invest.

Operating Budget

Our Company has received significant guidance from our Manager as to the manner of acquiring investments once we realize proceeds from this Offering.  As illustrated in our intended Operating Plan, the first year of operations results in acquisition of 216 properties. We believe this is possible through the network of business relationships that our Manager has cultivated in our four target regions, California, Florida, Texas and Pennsylvania.

In order to achieve such rapid growth, we will use the staff offered to us by our Manager. Even still, we will incur operating costs in our first year for office space, utilities, payroll and sundry expenses as depicted in the first year monthly operating budget below:

1

As can be appreciated from this monthly budget, we believe we need to realize at least $1,000,000 in proceeds from this Offering before we can begin operations. A detailed 5-year projected operating budget is presented below:

Investments

Payment of these fees to our Manager is, of course, contingent on acquiring investments.  Based on our Manager's experience, we believe that investments can be acquired in our target markets of California, Florida, Texas and Pennsylvania.  We believe that the total investments acquired in the first 12 months begins at approximately $1,000,000 per month in Fair Market Value (FMV) and increases in steps to approximately $6,000,000 per month in FMV. This is depicted in the chart below.

2

FIRST 12 MONTHS - PROJECTED INVESTMENTS

During the course of the first 12 months, we believe that the cumulative FMV will reach over $50 million.  We also believe, as indicated in the projection below, the Fair Market Value will include over $10 Million of unrealized gains.  Again, these are projections and actual performance of all investments cannot be predicted nor guaranteed.

3

Management Fees

As we begin to acquire investments, we will begin paying our Manager fees for services and reimbursing our Manager for management expenses. These fees include:
Property Management Fees
Acquisition Fees
Financial Management Fees
Property Management Fees are fees for managing properties once they begin producing rental income. Such fees include such items such as collecting rents, administration of insurance and tax costs and other operation expenses associated with renting property.

Acquisition Fees are fees associated with researching a property in order to ascertain that property's investment worthiness. These fees include travel expenses incurred by our manager and costs of conducting research, such as comparative sale analysis, title clearances and environmental clearances.  Not all properties are subject to the same level of scrutiny, and in many instances there simply is not enough time to investigate all aspects that may affect the value of an investment.

Once an investment is made, we intent to pay our Manager a financial management fee. The financial management fee is earned by our Manager by monitoring the value of all investment assets and applying its experience in determining if certain investments are performing as expected or are underperforming. It should be appreciated that the financial management fee is payable in arrears and may be paid in our own securities instead of cash. When our Manager elects to be paid in the form of our shares, it will receive shares at the then prevailing share price available to all investors, and will be subject to the same ownership restrictions governing all shareholders.

FIRST 12 MONTHS - MANAGEMENT FEES

4

Rental Income

As our investments start to produce revenue, we will be able to use rental income to offset certain operating costs.  However, we will need to continue to raise capital through this offering in order to continue with planned acquisition of investments.  Cumulatively, gross rental income for the first 12 months of operation is expected to be approximately $1.3 million, with most of the income realized in the latter part of the year as depicted in the graph below.  Gross rental income is income before accounting for repairs/maintenance, home-owners-association fees, property taxes and property insurance.  These other operating costs are projected to be roughly $575,000 over the first 12 months of operation.

FIRST 12 MONTHS - GROSS RENTAL INCOME

5

Full Financial Projection

FIRST 5 YEARS - FULL PROJECTION

	A	B	C	D E	F	G	H	I	J	K
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4	4	4
4
5				1st Year
6				1	2	3	4	5	6	7
7		Operating Budget
8
9			Electricity	1,500	1,500	1,500	1,500	1,500	1,500	1,500
10			Payroll	26,300	28,730	31,403	34,343	37,578	41,135	45,049
11			Telephone/Data	700	700	700	700	700	700	700
12			Office Supply	600	600	600	600	600	600	600
13			Office Equipment	500	500	500	500	500	500	500
14			Outside Counsel	2,000	2,600	3,380	4,394	5,712	7,426	9,654
15			Fees
16			Misc	3,000	3,000	3,000	3,000	3,000	3,000	3,000
17			Postage & Shipping	100	100	100	300	300	300	1,000
18			Insurance	100	100	100	100	100	100	100
19			Rent	6,653	6,653	6,653	6,653	6,653	6,653	6,653
20			Tenant Improvement
21
22		Operating Budget Total		41,453	44,483	47,936	52,090	56,643	61,914	68,755
23
24		Investments
25
26			Florida
27			Cumulative Number of Investments	1	2	4	6	8	11	15
28			Acq. Cost	107,438	107,438	214,875	214,875	214,875	322,313	429,750
29			Rehab Costs	90,000	90,000	180,000	180,000	180,000	270,000	360,000
30			URGL	50,063	50,063	100,125	100,125	100,125	150,188	200,250
31			TAV Florida	247,500	247,500	495,000	495,000	495,000	742,500	990,000
32			Cumulative TAV Florida	247,500	495,000	990,000	1,485,000	1,980,000	2,722,500	3,712,500
33
34			Pennsylvania
35			Cumulative Number of Investments	2	4	6	12	18	24	32
36			Acq. Cost	143,250	143,250	143,250	429,750	429,750	429,750	573,000
37			Rehab Costs	120,000	120,000	120,000	360,000	360,000	360,000	480,000
38			URGL	66,750	66,750	66,750	200,250	200,250	200,250	267,000
39			TAV Pennsylvania	330,000	330,000	330,000	990,000	990,000	990,000	1,320,000
40			Cumulative TAV Pennsylvania	330,000	660,000	990,000	1,980,000	2,970,000	3,960,000	5,280,000
41

6

	A	B	C	D E	F	G	H	I	J	K
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4	4	4
4
5				1st Year
6				1	2	3	4	5	6	7
42			Texas
43			Cumulative Number of Investments	2	4	6	12	18	24	32
44			Acq. Cost	176,675	176,675	176,675	530,025	530,025	530,025	706,700
45			Rehab Costs	148,000	148,000	148,000	444,000	444,000	444,000	592,000
46			URGL	82,325	82,325	82,325	246,975	246,975	246,975	329,300
47			TAV Texas	407,000	407,000	407,000	1,221,000	1,221,000	1,221,000	1,628,000
48			Cumulative TAV Texas	407,000	814,000	1,221,000	2,442,000	3,663,000	4,884,000	6,512,000
49
50			California
51			Cumulative Number of Investments	-	-	-	-	-	-	2
52			Acq. Cost	-	-	-	-	-	-	477,500
53			Rehab Costs	148,000	148,000	148,000	444,000	444,000	444,000	592,000
54			URGL	82,325	82,325	82,325	246,975	246,975	246,975	329,300
55			TAV California	230,325	230,325	230,325	690,975	690,975	690,975	1,398,800
56			Cumulative TAV California	230,325	460,650	690,975	1,381,950	2,072,925	2,763,900	4,162,700
57
58			Total
59			Cumulative Number of Investments	5	10	16	30	44	59	81
60			Acq. Cost	427,363	427,363	534,800	1,174,650	1,174,650	1,282,088	2,186,950
61			Rehab Costs	506,000	506,000	596,000	1,428,000	1,428,000	1,518,000	2,024,000
62			URGL	281,463	281,463	331,525	794,325	794,325	844,388	1,125,850
63			Appreciation FMV
64			TAV	1,214,825	1,214,825	1,462,325	3,396,975	3,396,975	3,644,475	5,336,800
65			Cumulative TAV	1,214,825	2,429,650	3,891,975	7,288,950	10,685,925	14,330,400	19,667,200
66
67
68		Income from Rents
69
70			Florida
71			Ready to Rent		1	2	4	6	8	11
72			Average Rental		1,500	1,500	1,500	1,500	1,500	1,500
73			Total Rental Income		1,500	3,300	5,700	8,700	12,150	16,500
74
75			Pennsylvania
76			Ready to Rent		1	4	7	11	17	24

7

	A	B	C	D E	F	G	H	I	J	K
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4	4	4
4
5				1st Year
6				1	2	3	4	5	6	7
77			Average Rental		1,500	1,500	1,500	1,500	1,500	1,500
78			Total Rental Income		1,500	5,700	10,500	17,100	26,100	36,000
79
80			Texas
81			Ready to Rent		2	4	7	11	17	24
82			Average Rental		1,800	1,800	1,800	1,800	1,800	1,800
83			Total Rental Income		3,600	6,840	12,600	20,520	31,320	43,200
84
85			Calffornia
86			Ready to Rent		-	-	-	-	-	1
87			Average Rental			3,000	3,000	3,000	3,000	3,000
88			Total Rental Income			-	-	-	-	1,800
89
90
91			Total Rental Income			15,840	28,800	46,320	69,570	97,500
92
93
94		HOA Fees
95
96			Total Number Properties	5	10	16	30	44	59	81
97
98			Assumes 15% of Investments subject to HOA
99			15%	0.75	2	2	5	7	9	12
100			Assumes $500 per year
101			500	41.67	41.67	42	42	42	42	42
102
103			Total HOA Fees	31.25	62.50	100.00	187.50	275.00	368.75	506.25
104
105		Maintenance Expense
106
107			Florida			330	570	870	1,215	1,650
108			Pennsylvania			570	1,050	1,710	2,610	3,600
109			Texas			684	1,260	2,052	3,132	4,320
110			California			-	-	-	-	180
111

8

	A	B	C	D E	F	G	H	I	J	K
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4	4	4
4
5				1st Year
6				1	2	3	4	5	6	7
112			Total Maintenance Fees			1,584	2,880	4,632	6,957	9,570
113
114
115		Property Management Fees
116			4%
117			Florida			132	228	348	486	660
118			Pennsylvania			228	420	684	1,044	1,440
119			Texas			274	504	821	1,253	1,728
120			California			-	-	-	-	72
121
122			Total Property Management Fees			634	1,152	1,853	2,783	3,900
123
124
125		Property Taxes
126
127			Florida
128			0.970%	200.06	400.13	800.25	1,200.38	1,600.50	2,200.69	3,000.94
129			Pennsylvania
130			1.350%	371.25	742.50	1,113.75	2,227.50	3,341.25	4,455.00	5,940.00
131			Texas
132			1.810%	613.89	1,227.78	1,841.68	3,683.35	5,525.03	7,366.70	9,822.27
133			California
134			0.740%	142.03	284.07	426.10	852.20	1,278.30	1,704.41	2,567.00
135
136			Total Property Taxes	1,327	2,654	4,182	7,963	11,745	15,727	21,330
137
138
139		Property Insurance
140			Monthly per Property
141
142			Florida	19.17	38.33	76.67	115.00	153.33	210.83	287.50
143			230	230.00	460.00	920.00	1,380.00	1,840.00	2,530.00	3,450.00
144			Pennsylvania
145
146			230	460.00	920.00	1,380.00	2,760.00	4,140.00	5,520.00	7,360.00

9

	A	B	C	D E	F	G	H	I	J	K
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4	4	4
4
5				1st Year
6				1	2	3	4	5	6	7
147			Texas
148
149			230	460.00	920.00	1,380.00	2,760.00	4,140.00	5,520.00	7,360.00
150			California
151
152			230	-	-	-	-	-	-	460.00
153
154			Total Property Insuarance	1,150	2,300	3,680	6,900	10,120	13,570	18,630
155
156			Total Direct Costs	2,508	5,017	10,179	19,083	28,625	39,405	53,936
157
158		Gross Profit		(2,508)	(5,017)	5,661	9,717	17,695	30,165	43,564
159			Cumulative Gross Profit	(2,508)	(7,525)	(1,865)	7,852	25,547	55,712	99,276
160
161		Indirect Costs
162
163		Business Licenses
164
165
166			Total Business Licenses
167
168
169		Asset Management Fees
170
171			NAV	1,214,825	2,429,650	3,891,975	5,288,950	6,685,925	8,930,400	11,567,200
172			2%	2,025	4,049	6,487	8,815	11,143	14,884	19,279
173
174			Total Asset Management Fees	2,025	4,049	6,487	8,815	11,143	14,884	19,279
175
176		Acquisition Fees
177			Properties Acquire During Period	5	5	6	14	14	15	22
178			Travel Per Investment Property	500	500	500	500	500	500	500
179			Researcy Per Investmenty Property	500	500	500	500	500	500	500
180
181			Total Acquistion Fees	5,000	5,000	6,000	14,000	14,000	15,000	22,000

10

	A	B	C	D E	F	G	H	I	J	K
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4	4	4
4
5				1st Year
6				1	2	3	4	5	6	7
182
183
184
185		Marketing
186			On-Line Presence	2,000	2,400	2,880	3,456	4,147	4,977	5,972
187			Events	1,000	1,200	1,440	1,728	2,074	2,488	2,986
188
189			Total Marketing Expense	3,000	3,600	4,320	5,184	6,221	7,465	8,958
190
191		Cost of Investment Monies
192			Escrow
193
194
195
196		Total Other Costs		10,025	12,649	16,807	27,999	31,364	37,349	50,237
197
198		Financial Management Fees
199
200			NAV	1,214,825	2,429,650	3,891,975	5,288,950	6,685,925	8,930,400	11,567,200
201			Cumulative Investment	1,164,201	2,337,789	3,734,903	4,837,629	5,951,265	7,464,547	9,101,706
202			Redemption	-	-	-	-	-	-	-
203			Cumulative Redemption	-	-	-	-	-	-	-
204			Total Adjusted Invested	1,164,201	2,337,789	3,734,903	4,837,629	5,951,265	7,464,547	9,101,706
205			NAV Less Total Adjusted Investments	50,624	91,861	157,072	451,321	734,660	1,465,853	2,465,494
206			Quarerly Increases			106,447			1,308,781
207			20.0%			21,289			261,756
208
209
210			Total Financial Management Fees	-	-	21,289	-	-	261,756	-
211
212				Spread Rehab Cost over 4 months
213		Cash for Investments
214			Acq. Cost	427,363	427,363	534,800	1,174,650	1,174,650	1,282,088	2,186,950
215			Rehab Costs	506,000	506,000	596,000	1,428,000	1,428,000	1,518,000	2,024,000
216			Total	933,363	933,363	1,130,800	2,602,650	2,602,650	2,800,088	4,210,950

11

	A	B	C	D E	F	G	H	I	J	K
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4	4	4
4
5				1st Year
6				1	2	3	4	5	6	7
217			Cumulative Total	933,363	1,866,725	2,997,525	5,600,175	8,202,825	11,002,913	15,213,863
218
219		Leverage
220			Maximum Leverage
221			50%
222			Cumulative TAV	1,214,825	2,429,650	3,891,975	7,288,950	10,685,925	14,330,400	19,667,200
223			Debt on Investments				2,000,000	4,000,000	5,400,000	8,100,000
224
225			NAV	1,214,825	2,429,650	3,891,975	5,288,950	6,685,925	8,930,400	11,567,200
226			NAV Less Distributions	1,214,825	2,429,650	3,891,975	7,288,950	10,685,925	14,330,400	19,667,200
227			LTV				27.4%	37.4%	37.7%	41.2%
228			Max Loan	607,413	1,214,825	1,945,988	2,644,475	3,342,963	4,465,200	5,783,600
229
230			Cash for Investments	933,363	933,363	1,130,800	2,602,650	2,602,650	2,800,088	4,210,950
231
232			New Money from Loans				2,000,000	2,000,000	1,400,000	2,700,000
233			New Money Loans (Cumulative Debt)				2,000,000	4,000,000	5,400,000	8,100,000
234			Debt Service (P&I)
235
236			4%					(9,548)	(19,097)	(25,780)
237			Debt Interest					1	1	1
238			4%					(6,667)	(13,333)	(18,000)
239
240		Cash Flow
241			Gross Profit	(2,508)	(5,017)	5,661	9,717	17,695	30,165	43,564
242			Indirect Costs	10,025	12,649	16,807	27,999	31,364	37,349	50,237
243			Reimburse Sponsor Costs	25,000	25,000	25,000	25,000	25,000	25,000	25,000
244			Operating Costs	41,453	44,483	47,936	52,090	56,643	61,914	68,755
245			Debt Service (P&I)	-	-	-	-	9,548	19,097	25,780
246			Interest Expense	-	-	-	-	6,667	13,333	18,000
247			Cash for Investments	933,363	933,363	1,130,800	2,602,650	2,602,650	2,800,088	4,210,950
248
249			Finanical Management Payable	-	-	21,289	-	-	261,756	-
250			EBIT	(78,986)	(87,149)	(105,371)	(95,372)	(101,978)	(369,188)	(118,428)
251			Pay Distributuions
252			EBIT Retained

12

	A	B	C	D E	F	G	H	I	J	K
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4	4	4
4
5				1st Year
6				1	2	3	4	5	6	7
253
254			Buffer Max	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
255
256
257			Cash Needed	1,012,348	1,020,512	1,214,882	2,698,022	2,707,510	2,913,282	4,337,159
258			Buffer	151,852	153,077	182,232	404,703	406,126	-	-
259			Cash Required	1,164,201	1,173,588	1,397,114	3,102,725	3,113,636	2,913,282	4,337,159
260
261			Cumulative TAV	1,214,825	2,429,650	3,891,975	7,288,950	10,685,925	14,330,400	19,667,200
262			Cumulative NAV (TAV less Debt)	1,214,825	2,429,650	3,891,975	5,288,950	6,685,925	8,930,400	11,567,200
263
264			Cash On Hand (Beginning of Period)	-	151,852	304,929	487,161	891,865	1,297,991	1,297,991
265			EBIT Converted
266			Investments Rcvd	1,164,201	1,173,588	1,397,114	1,102,725	1,113,636	1,513,282	1,637,159
267			Cash from New Money Loans	-	-	-	2,000,000	2,000,000	1,400,000	2,700,000
268			Cash Needed	1,012,348	1,020,512	1,214,882	2,698,022	2,707,510	2,913,282	4,337,159
269			Equity Redemption
270			Cash On-Hand (End of Period)	151,852	304,929	487,161	891,865	1,297,991	1,297,991	1,297,991
271
272			Target Raise Amount	1,164,201	1,173,588	1,397,114	1,102,725	1,113,636	1,513,282	1,637,159
273
274			Cumulative Cash Rasied	1,164,201	2,337,789	3,734,903	4,837,629	5,951,265	7,464,547	9,101,706
275
276		New Capital
277			Initial Price per Share	10.00	10.00	10.00
278			Shares Issued	116,420	117,359	139,711
279			Cumulative Shares Issued	116,420	233,779	373,490
280
281			NAV Less Debt Prior Quarter				3,891,975			8,930,400
282			NAV per Share (Determiined Share Value)				10.42	10.42	10.42	12.21
283			Shares Issued				105,822	106,869	145,221	134,084
284			Cumulative Shares Issued				479,312	586,182	731,403	865,487
285			Redemed Shares
286			Remaining Shares

13

	A	B	C	D L	M	N	O	P	Q
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4
4
5
6				8	9	10	11	12	Total
7		Operating Budget
8
9			Electricity	1,500	1,500	1,500	1,500	1,500	18,000
10			Payroll	49,354	54,089	59,298	64,073	69,325	540,678
11			Telephone/Data	700	700	700	700	700	8,400
12			Office Supply	600	600	600	600	600	7,200
13			Office Equipment	500	500	500	500	500	6,000
14			Outside Counsel	12,550	16,315	21,209	27,572	35,843	148,654
15			Fees						0
16			Misc	3,000	3,000	3,000	3,000	3,000	36,000
17			Postage & Shipping	1,000	1,000	1,000	1,000	1,000	7,200
18			Insurance	100	100	100	100	100	1,200
19			Rent	6,653	6,653	6,653	6,653	6,653	79,834
20			Tenant Improvement						0
21
22		Operating Budget Total		75,956	84,457	94,560	105,697	119,221	853,165
23
24		Investments
25
26			Florida
27			Cumulative Number of Investments	19	24	29	34	39
28			Acq. Cost	429,750	537,188	537,188	537,188	537,188	4,190,063
29			Rehab Costs	360,000	450,000	450,000	450,000	450,000	3,510,000
30			URGL	200,250	250,313	250,313	250,313	250,313	1,952,438
31			TAV Florida	990,000	1,237,500	1,237,500	1,237,500	1,237,500	9,652,500
32			Cumulative TAV Florida	4,702,500	5,940,000	7,177,500	8,415,000	9,652,500
33
34			Pennsylvania
35			Cumulative Number of Investments	40	52	64	76	88
36			Acq. Cost	573,000	859,500	859,500	859,500	859,500	6,303,000
37			Rehab Costs	480,000	720,000	720,000	720,000	720,000	5,280,000
38			URGL	267,000	400,500	400,500	400,500	400,500	2,937,000
39			TAV Pennsylvania	1,320,000	1,980,000	1,980,000	1,980,000	1,980,000
40			Cumulative TAV Pennsylvania	6,600,000	8,580,000	10,560,000	12,540,000	14,520,000
41

14

	A	B	C	D L	M	N	O	P	Q
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4
4
5
6				8	9	10	11	12	Total
42			Texas
43			Cumulative Number of Investments	40	48	56	64	72
44			Acq. Cost	706,700	706,700	706,700	706,700	706,700	6,360,300
45			Rehab Costs	592,000	592,000	592,000	592,000	592,000	5,328,000
46			URGL	329,300	329,300	329,300	329,300	329,300	2,963,700
47			TAV Texas	1,628,000	1,628,000	1,628,000	1,628,000	1,628,000
48			Cumulative TAV Texas	8,140,000	9,768,000	11,396,000	13,024,000	14,652,000
49
50			California
51			Cumulative Number of Investments	5	8	11	14	17
52			Acq. Cost	716,250	716,250	716,250	716,250	716,250	4,058,750
53			Rehab Costs	592,000	592,000	592,000	592,000	592,000	5,328,000
54			URGL	329,300	329,300	329,300	329,300	329,300	2,963,700
55			TAV California	1,637,550	1,637,550	1,637,550	1,637,550	1,637,550
56			Cumulative TAV California	5,800,250	7,437,800	9,075,350	10,712,900	12,350,450
57
58			Total
59			Cumulative Number of Investments	104	132	160	188	216
60			Acq. Cost	2,425,700	2,819,638	2,819,638	2,819,638	2,819,638	20,912,113
61			Rehab Costs	2,024,000	2,354,000	2,354,000	2,354,000	2,354,000	19,446,000
62			URGL	1,125,850	1,309,413	1,309,413	1,309,413	1,309,413	10,816,838
63			Appreciation FMV
64			TAV	5,575,550	6,483,050	6,483,050	6,483,050	6,483,050
65			Cumulative TAV	25,242,750	31,725,800	38,208,850	44,691,900	51,174,950
66
67
68		Income from Rents
69
70			Florida					Rent Increase Florida
71			Ready to Rent	15	19	24	29	34
72			Average Rental	1,500	1,500	1,500	1,500	1,500
73			Total Rental Income	21,900	28,350	35,250	42,750	50,250	226,350
74
75			Pennsylvania					Rent Increase Pennsylvania
76			Ready to Rent	31	40	51	63	75

15

	A	B	C	D L	M	N	O	P	Q
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4
4
5
6				8	9	10	11	12	Total
77			Average Rental	1,500	1,500	1,500	1,500	1,500
78			Total Rental Income	46,800	60,600	76,200	94,200	112,200	486,900
79
80			Texas					Rent Increase Texas
81			Ready to Rent	31	39	47	55	63
82			Average Rental	1,800	1,800	1,800	1,800	1,800
83			Total Rental Income	56,160	70,560	84,960	99,360	113,760	542,880
84
85			Calffornia					Rent Increase California
86			Ready to Rent	2	5	8	11	14
87			Average Rental	3,000	3,000	3,000	3,000	3,000
88			Total Rental Income	6,300	14,100	23,100	32,100	41,100	118,500
89
90
91			Total Rental Income	131,160	173,610	219,510	268,410	317,310	1,368,030
92
93
94		HOA Fees
95
96			Total Number Properties	104	132	160	188	216
97
98			Assumes 15% of Investments subject to HOA
99			15%	16	20	24	28	32.40
100			Assumes $500 per year
101			500	42	42	42	42	41.67
102
103			Total HOA Fees	650.00	825.00	1,000.00	1,175.00	1,350.00	6,531
104
105		Maintenance Expense
106
107			Florida	2,190	2,835	3,525	4,275	5,025	22,485
108			Pennsylvania	4,680	6,060	7,620	9,420	11,220	48,540
109			Texas	5,616	7,056	8,496	9,936	11,376	53,928
110			California	630	1,410	2,310	3,210	4,110	11,850
111

16

	A	B	C	D L	M	N	O	P	Q
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4
4
5
6				8	9	10	11	12	Total
112			Total Maintenance Fees	12,486	15,951	19,641	23,631	27,621	124,953
113
114
115		Property Management Fees
116			4%
117			Florida	876	1,134	1,410	1,710	2,010	8,994
118			Pennsylvania	1,872	2,424	3,048	3,768	4,488	19,416
119			Texas	2,246	2,822	3,398	3,974	4,550	21,571
120			California	252	564	924	1,284	1,644	4,740
121
122			Total Property Management Fees	5,246	6,944	8,780	10,736	12,692	54,721
123
124
125		Property Taxes
126
127			Florida
128			0.970%	3,801.19	4,801.50	5,801.81	6,802.13	7,802.44	38,412
129			Pennsylvania
130			1.350%	7,425.00	9,652.50	11,880.00	14,107.50	16,335.00	77,591
131			Texas
132			1.810%	12,277.83	14,733.40	17,188.97	19,644.53	22,100.10	116,026
133			California
134			0.740%	3,576.82	4,586.64	5,596.47	6,606.29	7,616.11	35,236
135
136			Total Property Taxes	27,081	33,774	40,467	47,160	53,854	267,265
137
138
139		Property Insurance
140			Monthly per Property
141
142			Florida	364.17	460.00	555.83	651.67	747.50
143			230	4,370.00	5,520.00	6,670.00	7,820.00	8,970.00	44,160
144			Pennsylvania
145
146			230	9,200.00	11,960.00	14,720.00	17,480.00	20,240.00	96,140

17

	A	B	C	D L	M	N	O	P	Q
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4
4
5
6				8	9	10	11	12	Total
147			Texas
148
149			230	9,200.00	11,040.00	12,880.00	14,720.00	16,560.00	86,940
150			California
151
152			230	1,150.00	1,840.00	2,530.00	3,220.00	3,910.00	13,110
153
154			Total Property Insuarance	23,920	30,360	36,800	43,240	49,680	240,350
155
156			Total Direct Costs	69,383	87,854	106,689	125,943	145,197	693,821
157
158		Gross Profit		61,777	85,756	112,821	142,467	172,113	674,209
159			Cumulative Gross Profit	161,052	246,808	359,629	502,096	674,209
160
161		Indirect Costs							49.3%
162
163		Business Licenses
164
165
166			Total Business Licenses
167
168
169		Asset Management Fees
170
171			NAV	14,342,750	17,525,800	21,008,850	24,491,900	26,974,950
172			2%	23,905	29,210	35,015	40,820	44,958	240,589
173
174			Total Asset Management Fees	23,905	29,210	35,015	40,820	44,958	240,589
175
176		Acquisition Fees
177			Properties Acquire During Period	23	28	28	28	28	216
178			Travel Per Investment Property	500	500	500	500	500
179			Researcy Per Investmenty Property	500	500	500	500	500
180
181			Total Acquistion Fees	23,000	28,000	28,000	28,000	28,000	216,000

18

	A	B	C	D L	M	N	O	P	Q
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4
4
5
6				8	9	10	11	12	Total
182
183
184
185		Marketing
186			On-Line Presence	7,166	8,600	10,320	12,383	14,860	79,161
187			Events	3,583	4,300	5,160	6,192	7,430	39,581
188
189			Total Marketing Expense	10,750	12,899	15,479	18,575	22,290	118,742
190
191		Cost of Investment Monies
192			Escrow
193
194
195
196		Total Other Costs		57,654	70,109	78,494	87,395	95,249	575,330
197
198		Financial Management Fees
199
200			NAV	14,342,750	17,525,800	21,008,850	24,491,900	26,974,950
201			Cumulative Investment	10,886,910	12,906,396	15,233,060	17,564,438	19,794,910
202			Redemption	-	-	-	-	893,040
203			Cumulative Redemption	-	-	-	-	893,040
204			Total Adjusted Invested	10,886,910	12,906,396	15,233,060	17,564,438	18,901,870
205			NAV Less Total Adjusted Investments	3,455,840	4,619,404	5,775,790	6,927,462	8,073,080
206			Quarerly Increases		3,153,551			3,453,676	8,073,080
207			20.0%		630,710			690,735	1,604,491
208									20%
209
210			Total Financial Management Fees	-	630,710	-	-	690,735	1,604,491
211
212									`
213		Cash for Investments
214			Acq. Cost	2,425,700	2,819,638	2,819,638	2,819,638	2,819,638
215			Rehab Costs	2,024,000	2,354,000	2,354,000	2,354,000	2,354,000
216			Total	4,449,700	5,173,638	5,173,638	5,173,638	5,173,638	40,358,113

19

	A	B	C	D L	M	N	O	P	Q
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4
4
5
6				8	9	10	11	12	Total
217			Cumulative Total	19,663,563	24,837,200	30,010,838	35,184,475	40,358,113
218
219		Leverage
220			Maximum Leverage
221			50%
222			Cumulative TAV	25,242,750	31,725,800	38,208,850	44,691,900	51,174,950
223			Debt on Investments	10,900,000	14,200,000	17,200,000	20,200,000	24,200,000
224
225			NAV	14,342,750	17,525,800	21,008,850	24,491,900	26,974,950
226			NAV Less Distributions	25,242,750	31,725,800	38,208,850	44,691,900	50,281,910
227			LTV	43.2%	44.8%	45.0%	45.2%	47.3%
228			Max Loan	7,171,375	8,762,900	10,504,425	12,245,950	13,487,475
229
230			Cash for Investments	4,449,700	5,173,638	5,173,638	5,173,638	5,173,638
231
232			New Money from Loans	2,800,000	3,300,000	3,000,000	3,000,000	4,000,000	24,200,000
233			New Money Loans (Cumulative Debt)	10,900,000	14,200,000	17,200,000	20,200,000	24,200,000
234			Debt Service (P&I)
235
236			4%	(38,671)	(52,038)	(67,793)	(82,115)	(96,438)	-391,481
237			Debt Interest	1	1	1	1	1
238			4%	(27,000)	(36,333)	(47,333)	(57,333)	(67,333)	-273,333
239
240		Cash Flow
241			Gross Profit	61,777	85,756	112,821	142,467	172,113	674,209
242			Indirect Costs	57,654	70,109	78,494	87,395	95,249	575,330
243			Reimburse Sponsor Costs	25,000	25,000	25,000	25,000	25,000	300,000
244			Operating Costs	75,956	84,457	94,560	105,697	119,221	853,165
245			Debt Service (P&I)	38,671	52,038	67,793	82,115	96,438	391,481
246			Interest Expense	27,000	36,333	47,333	57,333	67,333	273,333
247			Cash for Investments	4,449,700	5,173,638	5,173,638	5,173,638	5,173,638	40,358,113
248
249			Finanical Management Payable	-	630,710	-	-	690,735	1,604,491
250			EBIT	(123,834)	(760,854)	(132,566)	(132,959)	(825,425)	(2,932,110)
251			Pay Distributuions
252			EBIT Retained

20

	A	B	C	D L	M	N	O	P	Q
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4	4
4
5
6				8	9	10	11	12	Total
253
254			Buffer Max	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
255
256
257			Cash Needed	4,585,204	5,319,486	5,326,663	5,331,378	5,337,432	41,803,879
258			Buffer	-	-	-	-	-	1,297,991
259			Cash Required	4,585,204	5,319,486	5,326,663	5,331,378	5,337,432
260
261			Cumulative TAV	25,242,750	31,725,800	38,208,850	44,691,900	51,174,950
262			Cumulative NAV (TAV less Debt)	14,342,750	17,525,800	21,008,850	24,491,900	26,974,950
263
264			Cash On Hand (Beginning of Period)	1,297,991	1,297,991	1,297,991	1,297,991	1,297,991
265			EBIT Converted
266			Investments Rcvd	1,785,204	2,019,486	2,326,663	2,331,378	2,230,472	19,794,910
267			Cash from New Money Loans	2,800,000	3,300,000	3,000,000	3,000,000	4,000,000	24,200,000
268			Cash Needed	4,585,204	5,319,486	5,326,663	5,331,378	5,337,432	41,803,879
269			Equity Redemption					893,040	893,040
270			Cash On-Hand (End of Period)	1,297,991	1,297,991	1,297,991	1,297,991	1,297,991
271
272			Target Raise Amount	1,785,204	2,019,486	2,326,663	2,331,378	2,230,472	19,794,910
273
274			Cumulative Cash Rasied	10,886,910	12,906,396	15,233,060	17,564,438	19,794,910
275
276		New Capital
277			Initial Price per Share
278			Shares Issued
279			Cumulative Shares Issued
280
281			NAV Less Debt Prior Quarter			17,525,800
282			NAV per Share (Determiined Share Value)	12.21	12.21	14.89	14.89	14.89
283			Shares Issued	146,209	165,397	156,267	156,583	149,806
284			Cumulative Shares Issued	1,011,695	1,177,092	1,333,358	1,489,942	1,639,748
285			Redemed Shares					85,700
286			Remaining Shares					1,554,048

21

	A	B	C	D R	S	T	U	V
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4
4
5				2nd Year
6				1Q	2Q	3Q	4Q	Total
7		Operating Budget
8
9			Electricity	4,725	4,725	4,725	4,725	18,900
10			Payroll	228,173	228,173	228,173	228,173	912,694
11			Telephone/Data	2,205	2,205	2,205	2,205	8,820
12			Office Supply	1,890	1,890	1,890	1,890	7,560
13			Office Equipment	1,575	1,575	1,575	1,575	6,300
14			Outside Counsel	112,906	112,906	112,906	112,906	451,624
15			Fees	0	0	0	0	0
16			Misc	9,450	9,450	9,450	9,450	37,800
17			Postage & Shipping	3,150	3,150	3,150	3,150	12,600
18			Insurance	315	315	315	315	1,260
19			Rent	20,956	20,956	20,956	20,956	83,825
20			Tenant Improvement					0
21
22		Operating Budget Total		385,346	385,346	385,346	385,346	1,541,384
23
24		Investments
25
26			Florida
27			Cumulative Number of Investments	46	53	60	67
28			Acq. Cost	752,063	752,063	752,063	752,063	3,008,250
29			Rehab Costs	630,000	630,000	630,000	630,000	2,520,000
30			URGL	350,438	350,438	350,438	350,438	1,401,750
31			TAV Florida	1,732,500	1,732,500	1,732,500	1,732,500	6,930,000
32			Cumulative TAV Florida	11,385,000	13,117,500	14,850,000	16,582,500
33
34			Pennsylvania
35			Cumulative Number of Investments	108	128	148	168
36			Acq. Cost	1,432,500	1,432,500	1,432,500	1,432,500	5,730,000
37			Rehab Costs	1,200,000	1,200,000	1,200,000	1,200,000	4,800,000
38			URGL	667,500	667,500	667,500	667,500	2,670,000
39			TAV Pennsylvania	3,300,000	3,300,000	3,300,000	3,300,000
40			Cumulative TAV Pennsylvania	17,820,000	21,120,000	24,420,000	27,720,000
41

22

	A	B	C	D R	S	T	U	V
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4
4
5				2nd Year
6				1Q	2Q	3Q	4Q	Total
42			Texas
43			Cumulative Number of Investments	92	107	117	127
44			Acq. Cost	1,766,750	1,325,063	883,375	883,375	4,858,563
45			Rehab Costs	1,480,000	1,110,000	740,000	740,000	4,070,000
46			URGL	823,250	617,438	411,625	411,625	2,263,938
47			TAV Texas	4,070,000	3,052,500	2,035,000	2,035,000
48			Cumulative TAV Texas	18,722,000	21,774,500	23,809,500	25,844,500
49
50			California
51			Cumulative Number of Investments	22	27	32	37
52			Acq. Cost	1,193,750	1,193,750	1,193,750	1,193,750	4,775,000
53			Rehab Costs	1,000,000	1,000,000	1,000,000	1,000,000	4,000,000
54			URGL	556,250	556,250	556,250	556,250	2,225,000
55			TAV California	2,750,000	2,750,000	2,750,000	2,750,000
56			Cumulative TAV California	15,100,450	17,850,450	20,600,450	23,350,450
57
58			Total
59			Cumulative Number of Investments	268	315	357	399
60			Acq. Cost	5,145,063	4,703,375	4,261,688	4,261,688	18,371,813
61			Rehab Costs	4,310,000	3,940,000	3,570,000	3,570,000	15,390,000
62			URGL	2,397,438	2,191,625	1,985,813	1,985,813	8,560,688
63			Appreciation FMV	383,812	475,584	560,414	638,248
64			TAV
65			Cumulative TAV	63,411,262	74,721,847	85,099,760	95,555,509
66
67
68		Income from Rents
69
70			Florida	2.50%
71			Ready to Rent	43	50	57	64
72			Average Rental	4,613	4,613	4,613	4,613
73			Total Rental Income	199,260	231,548	263,835	296,123	990,765
74
75			Pennsylvania	2.50%
76			Ready to Rent	100	120	140	160

23

	A	B	C	D R	S	T	U	V
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4
4
5				2nd Year
6				1Q	2Q	3Q	4Q	Total
77			Average Rental	4,613	4,613	4,613	4,613
78			Total Rental Income	461,250	553,500	645,750	738,000	2,398,500
79
80			Texas	2.80%
81			Ready to Rent	84	101	113	123
82			Average Rental	5,551	5,551	5,551	5,551
83			Total Rental Income	466,301	560,671	627,286	682,798	2,337,055
84
85			Calffornia	3.00%
86			Ready to Rent	20	25	30	35
87			Average Rental	9,270	9,270	9,270	9,270
88			Total Rental Income	185,400	231,750	278,100	324,450	1,019,700
89
90
91			Total Rental Income	1,117,563	1,577,469	1,814,971	2,041,370	6,551,373
92
93
94		HOA Fees		HOA Increase	New HOA
95				2.50%	512.50
96			Total Number Properties	268	315	357	399
97
98			Assumes 15% of Investments subject to HOA
99			15%	40.20	47.25	53.55	59.85
100			Assumes $500 per year
101			500	128.13	128.13	128.13	128.13
102
103			Total HOA Fees	5,151	5,151	5,151	5,151	20,603
104
105		Maintenance Expense
106
107			Florida	19,926	23,155	26,384	29,612	99,077
108			Pennsylvania	46,125	55,350	64,575	73,800	239,850
109			Texas	46,630	56,067	62,729	68,280	233,706
110			California	18,540	23,175	27,810	32,445	101,970
111

24

	A	B	C	D R	S	T	U	V
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4
4
5				2nd Year
6				1Q	2Q	3Q	4Q	Total
112			Total Maintenance Fees	112,681	134,572	153,687	171,692	572,632
113
114
115		Property Management Fees
116			4%
117			Florida	7,970	9,262	10,553	11,845	39,631
118			Pennsylvania	18,450	22,140	25,830	29,520	95,940
119			Texas	18,652	22,427	25,091	27,312	93,482
120			California	7,416	9,270	11,124	12,978	40,788
121
122			Total Property Management Fees	52,488	63,099	72,599	81,655	269,841
123
124
125		Property Taxes
126
127			Florida
128			0.970%	27,609	31,810	36,011	40,213	135,642
129			Pennsylvania
130			1.350%	60,143	71,280	82,418	93,555	307,395
131			Texas
132			1.810%	84,717	98,530	107,738	116,946	407,931
133			California
134			0.740%	27,936	33,023	38,111	43,198	142,268
135
136			Total Property Taxes	200,404	234,643	264,278	293,912	993,237
137
138
139		Property Insurance
140			Monthly per Property	Assumed Increase
141				1%
142			Florida	232
143			230	32,057	32,057	32,057	32,057	128,230
144			Pennsylvania	1%
145				232
146			230	75,265	75,265	75,265	75,265	301,061

25

	A	B	C	D R	S	T	U	V
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4
4
5				2nd Year
6				1Q	2Q	3Q	4Q	Total
147			Texas	1%
148				232
149			230	64,115	64,115	64,115	64,115	256,459
150			California	1%
151				232
152			230	15,332	15,332	15,332	15,332	61,327
153
154			Total Property Insuarance	187,466	186,769	186,769	186,769
155
156			Total Direct Costs	558,190	624,233	682,483	739,179	2,604,086
157
158		Gross Profit		559,373	953,235	1,132,487	1,302,191	3,947,287
159			Cumulative Gross Profit	1,233,582	2,186,818	3,319,305	4,621,496
160
161		Indirect Costs						60.3%
162
163		Business Licenses
164
165
166			Total Business Licenses
167
168
169		Asset Management Fees
170
171			NAV	34,211,262	40,521,847	45,899,760	51,355,509
172			2%	171,056.31	202,609.23	229,498.80	256,777.54	859,942
173
174			Total Asset Management Fees	171,056	202,609	229,499	256,778	859,942
175
176		Acquisition Fees
177			Properties Acquire During Period	52	47	42	42
178			Travel Per Investment Property	500	500	500	500
179			Researcy Per Investmenty Property	500	500	500	500
180
181			Total Acquistion Fees	52,000	47,000	42,000	42,000	183,000

26

	A	B	C	D R	S	T	U	V
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4
4
5				2nd Year
6				1Q	2Q	3Q	4Q	Total
182
183
184
185		Marketing
186			On-Line Presence	10,000	10,000	10,000	10,000	40,000
187			Events	12,500	12,500	12,500	12,500	50,000
188
189			Total Marketing Expense	22,500	22,500	22,500	22,500	90,000
190
191		Cost of Investment Monies
192			Escrow
193
194
195
196		Total Other Costs		245,556	272,109	293,999	321,278	1,132,942
197
198		Financial Management Fees
199
200			NAV	34,211,262	40,521,847	45,899,760	51,355,509
201			Cumulative Investment	24,743,701	29,933,979	32,878,194	37,777,813
202			Redemption	-	1,348,748	-	2,026,092
203			Cumulative Redemption	893,040	2,241,788	2,241,788	4,267,880
204			Total Adjusted Invested	23,850,661	27,692,191	30,636,407	33,509,933
205			NAV Less Total Adjusted Investments	10,360,601	12,829,655	15,263,353	17,845,576
206			Quarerly Increases	2,287,521	2,469,055	2,433,698	2,582,222	9,772,496
207			20.0%	457,504	493,811	486,740	516,444	1,954,499
208								20%
209
210			Total Financial Management Fees	690,735	457,504	493,811	486,740	2,128,790
211
212
213		Cash for Investments
214			Acq. Cost	5,145,063	4,703,375	4,261,688	4,261,688	18,371,813
215			Rehab Costs	4,310,000	3,940,000	3,570,000	3,570,000	15,390,000
216			Total	9,455,063	8,643,375	7,831,688	7,831,688	33,761,813

27

	A	B	C	D R	S	T	U	V
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4
4
5				2nd Year
6				1Q	2Q	3Q	4Q	Total
217			Cumulative Total	9,455,063	18,098,438	25,930,125	33,761,813
218
219		Leverage
220			Maximum Leverage
221			50%
222			Cumulative TAV	63,411,262	74,721,847	85,099,760	95,555,509
223			Debt on Investments	29,200,000	34,200,000	39,200,000	44,200,000
224
225			NAV	34,211,262	40,521,847	45,899,760	51,355,509
226			NAV Less Distributions	63,411,262	73,373,099	85,099,760	93,529,416
227			LTV	46.0%	45.8%	46.1%	46.3%
228			Max Loan	17,105,631	20,260,923	22,949,880	25,677,754
229
230			Cash for Investments	9,455,063	8,643,375	7,831,688	7,831,688
231
232			New Money from Loans	5,000,000	5,000,000	5,000,000	5,000,000	20,000,000
233			New Money Loans (Cumulative Debt)	29,200,000	34,200,000	39,200,000	44,200,000
234			Debt Service (P&I)
235
236			4%	(347,200)	(418,935)	(490,671)	(562,406)	-1,819,212
237			Debt Interest	1	1	1	1
238			4%	(242,000)	(292,000)	(342,000)	(392,000)	-1,268,000
239
240		Cash Flow
241			Gross Profit	559,373	953,235	1,132,487	1,302,191	3,947,287
242			Indirect Costs	245,556	272,109	293,999	321,278	1,132,942
243			Reimburse Sponsor Costs	75,000	75,000	75,000	75,000	300,000
244			Operating Costs	385,346	385,346	385,346	385,346	1,541,384
245			Debt Service (P&I)	347,200	418,935	490,671	562,406	1,819,212
246			Interest Expense	242,000	292,000	342,000	392,000	1,268,000
247			Cash for Investments	9,455,063	8,643,375	7,831,688	7,831,688	33,761,813
248
249			Finanical Management Payable	690,735	457,504	493,811	486,740	2,128,790
250			EBIT	(1,079,264)	(528,724)	(457,668)	(358,172)	(2,423,829)
251			Pay Distributuions
252			EBIT Retained	(1,079,264)	(528,724)	(457,668)	(358,172)

28

	A	B	C	D R	S	T	U	V
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4	4
4
5				2nd Year
6				1Q	2Q	3Q	4Q	Total
253
254			Buffer Max	1,000,000	1,000,000	1,000,000	100,000
255
256
257			Cash Needed	9,948,791	8,841,530	7,944,216	7,873,526	34,608,063
258			Buffer	-	-	-	-
259			Cash Required	9,948,791	8,841,530	7,944,216	7,873,526
260
261			Cumulative TAV	63,411,262	74,721,847	85,099,760	95,555,509
262			Cumulative NAV (TAV less Debt)	34,211,262	40,521,847	45,899,760	51,355,509
263
264			Cash On Hand (Beginning of Period)	1,297,991	1,297,991	1,297,991	1,297,991
265			EBIT Converted	-	-	-	-
266			Investments Rcvd	4,948,791	5,190,277	2,944,216	4,899,618	17,982,903
267			Cash from New Money Loans	5,000,000	5,000,000	5,000,000	5,000,000	20,000,000
268			Cash Needed	9,948,791	8,841,530	7,944,216	7,873,526	34,608,063
269			Equity Redemption		1,348,748		2,026,092	3,374,840
270			Cash On-Hand (End of Period)	1,297,991	1,297,991	1,297,991	1,297,991
271
272			Target Raise Amount	4,948,791	5,190,277	2,944,216	4,899,618	17,982,903
273				1,649,597	1,730,092	981,405	1,633,206
274			Cumulative Cash Rasied	24,743,701	29,933,979	32,878,194	37,777,813
275
276		New Capital
277			Initial Price per Share					1,297,991
278			Shares Issued
279			Cumulative Shares Issued
280
281			NAV Less Debt Prior Quarter	26,974,950	34,211,262	40,521,847	45,899,760
282			NAV per Share (Determiined Share Value)	17.36	18.60	19.86	20.97
283			Shares Issued	285,104	279,022	148,256	233,638
284			Cumulative Shares Issued	1,839,152	2,118,174	2,188,727	2,422,365
285			Redemed Shares		77,702		102,024
286			Remaining Shares	1,839,152	2,040,472	2,188,727	2,320,342

29

	A	B	C	D W	X	Y	Z
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5				3rd Year	4th Year	5th Year	Total
6
7		Operating Budget
8
9			Electricity	19,845	21,830	24,012	126,599
10			Payroll	1,044,738	1,196,411	1,370,635	6,435,789
11			Telephone/Data	9,261	10,187	11,206	59,080
12			Office Supply	7,938	8,732	9,605	6,000
13			Office Equipment	6,615	7,277	8,004	6,000
14			Outside Counsel	474,206	521,626	573,789	2,743,688
15			Fees	0	0	0	0
16			Misc	39,690	43,659	48,025	253,199
17			Postage & Shipping	13,230	14,553	16,008	79,600
18			Insurance	1,323	1,455	1,601	8,440
19			Rent	88,017	96,818	106,500	561,494
20			Tenant Improvement				0
21
22		Operating Budget Total		1,704,862	1,922,548	2,169,385	10,279,888
23
24		Investments
25
26			Florida
27			Cumulative Number of Investments	102	102	102
28			Acq. Cost	3,760,313	-	-
29			Rehab Costs	3,150,000	-	-
30			URGL	1,752,188	-	-
31			TAV Florida	8,662,500	-	-
32			Cumulative TAV Florida	25,245,000	25,245,000	25,245,000
33
34			Pennsylvania
35			Cumulative Number of Investments	208	248	288
36			Acq. Cost	2,865,000	2,865,000	2,865,000
37			Rehab Costs	2,400,000	2,400,000	2,400,000
38			URGL	1,335,000	1,335,000	1,335,000
39			TAV Pennsylvania	6,600,000	6,600,000	6,600,000
40			Cumulative TAV Pennsylvania	34,320,000	40,920,000	47,520,000
41

30

	A	B	C	D W	X	Y	Z
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5				3rd Year	4th Year	5th Year	Total
6
42			Texas
43			Cumulative Number of Investments	147	167	187
44			Acq. Cost	1,766,750	1,766,750	1,766,750
45			Rehab Costs	1,480,000	1,480,000	1,480,000
46			URGL	823,250	823,250	823,250
47			TAV Texas	4,070,000	4,070,000	4,070,000
48			Cumulative TAV Texas	29,914,500	33,984,500	38,054,500
49
50			California
51			Cumulative Number of Investments	47	47	47
52			Acq. Cost	2,387,500	0	0
53			Rehab Costs	2,000,000	0	0
54			URGL	1,112,500	0	0
55			TAV California	5,500,000	-	-
56			Cumulative TAV California	28,850,450	28,850,450	28,850,450
57
58			Total
59			Cumulative Number of Investments	504	564	624
60			Acq. Cost	10,779,563	4,631,750	4,631,750
61			Rehab Costs	9,030,000	3,880,000	3,880,000
62			URGL	5,022,938	2,158,250	2,158,250
63			Appreciation FMV	2,866,665	3,697,640	4,128,669
64			TAV
65			Cumulative TAV	123,254,674	137,622,314	152,420,984
66
67
68		Income from Rents
69
70			Florida	2.50%	2.50%	2.50%
71			Ready to Rent	88	102	102
72			Average Rental	18,911	19,384	19,869
73			Total Rental Income	1,664,190	1,977,171	2,026,600
74
75			Pennsylvania	2.50%	2.50%	2.50%
76			Ready to Rent	192	232	272

31

	A	B	C	D W	X	Y	Z
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5				3rd Year	4th Year	5th Year	Total
6
77			Average Rental	18,911	19,384	19,869
78			Total Rental Income	3,630,960	4,497,095	5,404,268
79
80			Texas	2.80%	2.80%	2.80%
81			Ready to Rent	139	159	179
82			Average Rental	22,827	23,466	24,123
83			Total Rental Income	3,172,888	3,731,043	4,317,966
84
85			Calffornia	3.00%	3.00%	3.00%
86			Ready to Rent	43	47	47
87			Average Rental	38,192	39,338	40,518
88			Total Rental Income	1,642,273	1,848,894	1,904,361
89
90
91			Total Rental Income	10,110,311	12,054,203	13,653,196
92
93
94		HOA Fees
95				2.50%	2.50%	2.50%
96			Total Number Properties	504	564	624
97
98			Assumes 15% of Investments subject to HOA
99			15%	75.60	84.60	93.60
100			Assumes $500 per year
101			500	525.31	538.45	538.45
102
103			Total HOA Fees	39,714	45,552	50,398
104
105		Maintenance Expense
106
107			Florida	166,419	197,717	202,660
108			Pennsylvania	363,096	449,710	540,427
109			Texas	317,289	373,104	431,797
110			California	164,227	184,889	190,436
111

32

	A	B	C	D W	X	Y	Z
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5				3rd Year	4th Year	5th Year	Total
6
112			Total Maintenance Fees	1,011,031	1,205,420	1,365,320
113
114
115		Property Management Fees
116			4%
117			Florida	66,568	79,087	81,064
118			Pennsylvania	145,238	179,884	216,171
119			Texas	126,916	149,242	172,719
120			California	65,691	73,956	76,174
121
122			Total Property Management Fees	404,412	482,168	546,128
123
124
125		Property Taxes
126
127			Florida
128			0.970%	244,877	244,877	244,877
129			Pennsylvania
130			1.350%	463,320	552,420	641,520
131			Texas
132			1.810%	541,452	615,119	688,786
133			California
134			0.740%	213,493	213,493	213,493
135
136			Total Property Taxes	1,463,142	1,625,909	1,788,676
137
138
139		Property Insurance
140			Monthly per Property
141				1%	1%	1%
142			Florida	235	237	239
143			230	287,179	290,050	292,951
144			Pennsylvania	1%	1%	1%
145				235	237	239
146			230	585,619	705,220	827,155

33

	A	B	C	D W	X	Y	Z
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5				3rd Year	4th Year	5th Year	Total
6
147			Texas	1%	1%	1%
148				235	237	239
149			230	413,875	474,886	537,077
150			California	1%	1%	1%
151				235	237	239
152			230	132,327	133,651	134,987
153
154			Total Property Insuarance	1,419,704	1,604,519	1,792,888
155
156			Total Direct Costs	4,338,003	4,963,569	5,543,410
157
158		Gross Profit		5,772,308	7,090,634	8,109,785	25,594,224
159			Cumulative Gross Profit	10,393,804	17,484,439	25,594,224
160
161		Indirect Costs		57.1%	58.8%	59.4%
162
163		Business Licenses
164
165
166			Total Business Licenses
167
168
169		Asset Management Fees
170
171			NAV	72,054,674	75,422,314	75,220,984
172			2%	1,441,093	1,508,446	1,504,420
173
174			Total Asset Management Fees	1,441,093	1,508,446	1,504,420
175
176		Acquisition Fees
177			Properties Acquire During Period	105	60	60
178			Travel Per Investment Property	500	500	500
179			Researcy Per Investmenty Property	500	500	500
180
181			Total Acquistion Fees	105,000	60,000	60,000

34

	A	B	C	D W	X	Y	Z
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5				3rd Year	4th Year	5th Year	Total
6
182
183
184
185		Marketing
186			On-Line Presence	50,000	50,000	50,000	269,161
187			Events				89,581
188
189			Total Marketing Expense	50,000	50,000	50,000	358,742
190
191		Cost of Investment Monies
192			Escrow
193
194
195
196		Total Other Costs		1,596,093	1,618,446	1,614,420
197
198		Financial Management Fees
199
200			NAV	72,054,674	75,422,314	75,220,984
201			Cumulative Investment	54,780,553	57,467,938	57,467,938
202			Redemption	4,108,441	5,764,374	6,033,785
203			Cumulative Redemption	8,376,321	14,140,694	20,174,480
204			Total Adjusted Invested	46,404,233	43,327,243	37,293,458
205			NAV Less Total Adjusted Investments	25,650,441	32,095,071	37,927,525
206			Quarerly Increases	7,804,865	6,444,629	5,832,455
207			20.0%	1,560,973	1,288,926	1,166,491
208				20%	20%	20%
209
210			Total Financial Management Fees	1,560,973	1,288,926	1,166,491	7,749,671
211
212
213		Cash for Investments
214			Acq. Cost	10,779,563	4,631,750	4,631,750
215			Rehab Costs	9,030,000	3,880,000	3,880,000
216			Total	19,809,563	8,511,750	8,511,750

35

	A	B	C	D W	X	Y	Z
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5				3rd Year	4th Year	5th Year	Total
6
217			Cumulative Total	53,571,375	62,083,125	70,594,875
218
219		Leverage
220			Maximum Leverage
221			50%
222			Cumulative TAV	123,254,674	137,622,314	152,420,984
223			Debt on Investments	51,200,000	62,200,000	77,200,000
224
225			NAV	72,054,674	75,422,314	75,220,984
226			NAV Less Distributions	119,146,233	131,857,940	146,387,198
227			LTV	41.5%	45.2%	50.6%
228			Max Loan	25,677,754	36,027,337	37,711,157
229
230			Cash for Investments	19,809,563	8,511,750	8,511,750
231
232			New Money from Loans	7,000,000	11,000,000	15,000,000	77,200,000
233			New Money Loans (Cumulative Debt)	51,200,000	62,200,000	77,200,000
234			Debt Service (P&I)
235
236			4%	(2,556,090)	(2,960,901)	(3,597,032)
237			Debt Interest	1	1	1
238			4%	(1,768,000)	(2,048,000)	(2,488,000)
239
240		Cash Flow
241			Gross Profit	5,772,308	7,090,634	8,109,785
242			Indirect Costs	1,596,093	1,618,446	1,614,420
243			Reimburse Sponsor Costs
244			Operating Costs	1,704,862	1,922,548	2,169,385
245			Debt Service (P&I)	2,556,090	2,960,901	3,597,032
246			Interest Expense	1,768,000	2,048,000	2,488,000
247			Cash for Investments	19,809,563	8,511,750	8,511,750
248
249			Finanical Management Payable	1,560,973	1,288,926	1,166,491
250			EBIT	(857,620)	212,714	671,490
251			Pay Distributuions	-	-	-
252			EBIT Retained	(857,620)	212,714	671,490

36

	A	B	C	D W	X	Y	Z
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5				3rd Year	4th Year	5th Year	Total
6
253
254			Buffer Max	1,000,000	500,000	500,000
255
256
257			Cash Needed	19,894,300	7,923,011	7,782,801
258			Buffer	-	-	-
259			Cash Required	19,894,300	7,923,011	7,782,801
260
261			Cumulative TAV	123,254,674	137,622,314	152,420,984
262			Cumulative NAV (TAV less Debt)	72,054,674	75,422,314	75,220,984
263
264			Cash On Hand (Beginning of Period)	1,297,991	1,297,991	1,297,991
265			EBIT Converted	-	-	-
266			Investments Rcvd	17,002,741	2,687,385	-
267			Cash from New Money Loans	7,000,000	11,000,000	15,000,000
268			Cash Needed	19,894,300	7,923,011	7,782,801
269			Equity Redemption	4,108,441	5,764,374	6,033,785	20,174,480
270			Cash On-Hand (End of Period)	1,297,991	1,297,991	2,481,405
271
272			Target Raise Amount	17,002,741	2,687,385	-	57,467,938
273
274			Cumulative Cash Rasied	54,780,553	57,467,938	57,467,938
275
276		New Capital
277			Initial Price per Share
278			Shares Issued
279			Cumulative Shares Issued
280
281			NAV Less Debt Prior Quarter	51,355,509	72,054,674	75,422,314
282			NAV per Share (Determiined Share Value)	22.13	24.91	26.67	26.50
283			Shares Issued	768,217
284			Cumulative Shares Issued	3,088,558	3,088,558	3,088,558	2,846,331
285			Redemed Shares	195,911	260,446	242,227
286			Remaining Shares	2,892,648	2,828,113	2,846,331

37